Exhibit 99.24
MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.8016%



        Excess Protection Level
          3 Month Average   5.44%
          August, 1998   6.35%
          July, 1998   5.24%
          June, 1998   4.71%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.64%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,395,888,446.37